--------------------------------------------------------------------------------
LARGE CAP GROWTH
--------------------------------------------------------------------------------

Alliance
Special Equity
Institutional Fund

Semi-Annual Report
April 30, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
June 21, 2002

Dear Shareholder:

This report discusses the investment results and market activity for Alliance Special Equity Institutional Fund (the "Fund") for the semi-annual reporting period ended April 30, 2002.

Investment Objectives and Policies

This open-end fund seeks capital appreciation and invests primarily in equity securities. The Fund emphasizes investments in companies that have superior relative earnings growth that are selling at reasonable valuations. Although the Fund typically invests for the long-term, it may also take advantage of short-term opportunities.

Investment Results

The following table provides the performance data for the Fund and its benchmark, the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended April 30, 2002. We have also included the Russell 3000 Growth Index for an additional comparison of more growth-orientated stocks.

INVESTMENT RESULTS*
Periods Ended April 30, 2002

                                                        ------------------------
                                                             Total Returns
                                                        ------------------------
                                                        6 Months    12 Months
--------------------------------------------------------------------------------
Alliance Special
Equity Institutional
Fund                                                      1.12%     -19.44%
--------------------------------------------------------------------------------
S&P 500
Stock Index                                               2.31%     -12.62%
--------------------------------------------------------------------------------
Russell 3000
Growth Index                                             -1.31%     -19.29%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value

      (NAV) as of April 30, 2002. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The unmanaged Russell 3000 Growth Index contains those securities in the Russell 3000 Index with a greater-than-average growth orientation. The unmanaged Russell 3000 Index is comprised of 3,000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Special Equity Institutional Fund.

      Additional investment results appear on pages 4-6.

The Fund's performance was disappointing compared with the S&P 500 Stock Index for the 12-month period ended April 30, 2002. This reflected the generally difficult environment for growth stocks overall. This environment, combined with particularly severe weakness in a number of communications and technology stocks, contributed to the Fund's underperformance.

The Fund's performance for the six-month period ended April 30, 2002 was between that of the S&P 500 Stock


--------------------------------------------------------------------------------
                                  ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

Index and the Russell 3000 Growth Index, reflecting a less severe environment for growth stocks. Although the Fund's performance suffered from continued weakness in several technology holdings, it was offset by strength in a number of health care, consumer and financial services positions.

Investment Strategy

The Fund seeks to achieve a diversified exposure across market capitalization ranges and growth sectors investing in well-managed companies judged to have significantly superior growth and profitability prospects, not fully reflected in their relative valuations. The Fund is balanced between consistent and cyclical growth companies with significant current exposures to the health care, consumer services, technology, and financial services sectors.

Market Outlook

Evidence continues to build that the economic recovery, which commenced during the first quarter of 2002, will likely broaden over the course of the year. This reflects continued moderate growth in personal consumption expenditures, which represents two thirds of the U.S.'s gross domestic product (GDP), increasingly reinforced by a cyclical recovery in manufacturing and, with a lag, employment.

The first quarter of 2002 concluded an unusually severe five-quarter inventory liquidation. With manufacturing orders having now increased for five consecutive months, we anticipate a shift toward inventory rebuilding. This appears to be confirmed by the recent strength in the National Association of Purchasing Managers (NAPM) Index, which has historically correlated with real GDP and, with a lag, corporate profits.

Productivity has remained outstanding throughout last year's recession as it had over the prior five years. With the prospect of recovering manufacturing, we anticipate continued favorable productivity which should lead to a rebound in corporate profits over the next 12 to 18 months. This, in turn, is anticipated to lead to a recovery in capital spending in 2003.

The severe correction in equities in general and growth stocks, in particular, has afforded the most attractive relative valuations seen in a number of years, if we're correct in our assessment of economic prospects. The Fund continues to be balanced between consistent growth and cyclical growth sectors with significant exposure to health care, consumer services, technology and financial services stocks.


--------------------------------------------------------------------------------
2 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Thank you for your continued interest in Alliance Special Equity Institutional Fund. We look forward to reporting to you on the Fund's market activity and investment performance in the ensuing periods.

Sincerely,


/S/ John D. Carifa

John D. Carifa
Chairman and President


/S/ Jane Mack Gould

Jane Mack Gould
Executive Vice President

[PHOTO]     John D. Carifa

[PHOTO]     Jane Mack Gould

Portfolio Manager, Jane Mack Gould, has 40 years of investment experience.


--------------------------------------------------------------------------------
                                  ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND
GROWTH OF A $10,000 INVESTMENT
4/30/99* TO 4/30/02

|_| Alliance Special Equity Institutional Fund

|_| S&P 500 Stock Index

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Alliance Special Equity Institutional Fund:     $7,629
S&P 500 Stock Index:                            $8,375


                         Alliance Special Equity
                            Institutional Fund                 S&P 500
-------------------------------------------------------------------------------
     4/30/99                     $10,000                       $10,000
     4/30/00                     $12,536                       $11,012
     4/30/01                     $ 9,470                       $ 9,584
     4/30/02                     $ 7,629                       $ 8,375


This chart illustrates the total value of an assumed $10,000 investment in Alliance Special Equity Institutional Fund Class I shares (from 4/30/99 to 4/30/02) as compared to the performance of appropriate indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market.

When comparing Alliance Special Equity Institutional Fund to the index shown above, you should note that no charges or expenses are reflected in the the index. An investor cannot invest directly in an index and, its results are not indicative of any specific investment, including Alliance Special Equity Institutional Fund.

* Fund's inception date: 4/30/99.


--------------------------------------------------------------------------------
4 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 4/30

|_| Alliance Special Equity Institutional Fund

|_| S&P 500 Stock Index

                              [BAR CHART OMITTED]

     Alliance Special Equity Institutional Fund--Yearly Periods Ended 4/30
--------------------------------------------------------------------------------
                                 Alliance Special              S&P 500
                             Equity Institutional Fund       Stock Index
--------------------------------------------------------------------------------
4/30/00*                              25.36%                   10.12%
4/30/01                              -24.46%                  -12.97%
4/30/02                              -19.44%                  -12.62%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Special Equity Institutional Fund.

* The Fund's return for the period ended 4/30/00 is from the Fund's inception date of 4/30/99 through 4/30/00. The benchmark's return for the period ended 4/30/00 is from 4/30/99 through 4/30/00.


--------------------------------------------------------------------------------
                                  ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
April 30, 2002 (unaudited)

INCEPTION DATES              PORTFOLIO STATISTICS

4/30/99                      Net Assets ($mil): $280.2

SECTOR BREAKDOWN

    24.3% Health Care
    20.3% Consumer Services
    19.4% Finance
    19.1% Technology
     5.1% Consumer Manufacturing                 [PIE CHART OMITTED]
     4.3% Multi-Industry Companies
     2.9% Capital Goods
     2.2% Transportation
     1.8% Energy

     0.6% Short-Term

All data as of April 30, 2002. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
6 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
April 30, 2002 (unaudited)

                                                                      Percent of
Company                                              Value            Net Assets
--------------------------------------------------------------------------------
Citigroup, Inc.                               $ 13,476,259                  4.8%
--------------------------------------------------------------------------------
Kohl's Corp.                                    13,044,900                  4.7
--------------------------------------------------------------------------------
Harley-Davidson, Inc.                           12,018,132                  4.3
--------------------------------------------------------------------------------
Express Scripts, Inc. Cl.A                      11,074,392                  3.9
--------------------------------------------------------------------------------
Cardinal Health, Inc.                           10,384,037                  3.7
--------------------------------------------------------------------------------
Health Management Associates                    10,332,828                  3.7
--------------------------------------------------------------------------------
Laboratory Corp. of America Holdings             9,265,280                  3.3
--------------------------------------------------------------------------------
American International Group, Inc.               8,026,284                  2.9
--------------------------------------------------------------------------------
MBNA Corp.                                       8,011,700                  2.8
--------------------------------------------------------------------------------
Comcast Corp. Cl.A                               6,955,000                  2.5
--------------------------------------------------------------------------------
                                              $102,588,812                 36.6%

MAJOR PORTFOLIO CHANGES
Six Months Ended April 30, 2002 (unaudited)

                                                --------------------------------
                                                            Shares*
                                                --------------------------------
Purchases                                           Bought      Holdings 4/30/02
--------------------------------------------------------------------------------
Affiliated Computer Services, Inc. Cl.A             73,000                93,000
--------------------------------------------------------------------------------
Applied Materials, Inc.                            176,000               176,000
--------------------------------------------------------------------------------
Arthur J. Gallagher & Co.                           93,300               101,300
--------------------------------------------------------------------------------
CDW Computer Centers, Inc.                          87,400                87,400
--------------------------------------------------------------------------------
Dell Computer Corp.                                 93,100                93,100
--------------------------------------------------------------------------------
Laboratory Corp. of America Holdings                69,500                93,400
--------------------------------------------------------------------------------
Patterson Dental Co.                                66,700                66,700
--------------------------------------------------------------------------------
Union Pacific Corp.                                 46,300                46,300
--------------------------------------------------------------------------------
Viacom, Inc. Cl.B                                   88,400                88,400
--------------------------------------------------------------------------------
WellPoint Health Networks, Inc.                     35,800                35,800
--------------------------------------------------------------------------------

Sales                                                 Sold      Holdings 4/30/02
--------------------------------------------------------------------------------
AFLAC, Inc.                                        114,100                   -0-
--------------------------------------------------------------------------------
Allergan, Inc.                                      76,200                   -0-
--------------------------------------------------------------------------------
AOL Time Warner                                    172,200                72,800
--------------------------------------------------------------------------------
AT&T Wireless Services, Inc.                       340,500                   -0-
--------------------------------------------------------------------------------
Bank One Corp.                                     128,300               143,800
--------------------------------------------------------------------------------
Enzon, Inc.                                         66,600                   -0-
--------------------------------------------------------------------------------
IMS Health, Inc.                                   206,000                   -0-
--------------------------------------------------------------------------------
Kohl's Corp.                                        55,300               177,000
--------------------------------------------------------------------------------
Kroger Co.                                         242,000                   -0-
--------------------------------------------------------------------------------
Liberty Media Corp. Cl.A                           407,300               127,896
--------------------------------------------------------------------------------

*     Adjusted for a stock split.


--------------------------------------------------------------------------------
                                  ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
April 30, 2002 (unaudited)

Company                                               Shares              Value
--------------------------------------------------------------------------------

COMMON STOCKS-99.8%

Health Care-24.4%
Drugs-4.9%
Forest Laboratories, Inc.(a) .....................    14,800       $   1,141,672
King Pharmaceuticals, Inc.(a) ....................    91,800           2,877,012
Patterson Dental Co.(a) ..........................    66,700           3,074,870
Pfizer, Inc. .....................................   109,400           3,976,690
Wyeth(a) .........................................    47,900           2,730,300
                                                                   -------------
                                                                      13,800,544
                                                                   -------------
Medical Products-2.3%
Stryker Corp. ....................................   119,900           6,415,849
                                                                   -------------
Medical Services-17.2%
Cardinal Health, Inc. ............................   149,950          10,384,037
Express Scripts, Inc. Cl.A(a) ....................   175,200          11,074,392
Health Management Associates(a) ..................   484,200          10,332,828
Laboratory Corp. of America Holdings(a) ..........    93,400           9,265,280
Tenet Healthcare Corp.(a) ........................    61,800           4,534,266
WellPoint Health Networks, Inc.(a) ...............    35,800           2,687,864
                                                                   -------------
                                                                      48,278,667
                                                                   -------------
                                                                      68,495,060
                                                                   -------------
Consumer Services-20.4%
Airlines-1.9%
Southwest Airlines Co. ...........................   297,900           5,424,759
                                                                   -------------
Broadcasting & Cable-5.4%
AOL Time Warner(a) ...............................    72,800           1,384,656
Comcast Corp. Cl.A(a) ............................   260,000           6,955,000
Cox Communications, Inc. Cl.A(a) .................    40,500           1,352,295
Liberty Media Corp. Cl.A(a) ......................   127,896           1,368,487
Viacom, Inc. Cl.B(a) .............................    88,400           4,163,640
                                                                   -------------
                                                                      15,224,078
                                                                   -------------
Entertainment & Leisure-4.3%
Harley-Davidson, Inc. ............................   226,800          12,018,132
                                                                   -------------
Retail - General Merchandise-7.0%
Best Buy Co., Inc.(a) ............................    22,600           1,680,310
CDW Computer Centers, Inc.(a) ....................    87,400           4,789,520
Kohl's Corp.(a) ..................................   177,000          13,044,900
                                                                   -------------
                                                                      19,514,730
                                                                   -------------
Miscellaneous-1.8%
Career Education Corp.(a) ........................   110,900           4,984,955
                                                                   -------------
                                                                      57,166,654
                                                                   -------------
Finance-19.5%
Banking - Regional-2.1%
Bank One Corp. ...................................   143,800           5,877,106
                                                                   -------------


--------------------------------------------------------------------------------
8 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                               Shares              Value
--------------------------------------------------------------------------------

Brokerage & Money Management-2.2%
Legg Mason, Inc. .................................    94,200       $   4,732,608
Merrill Lynch & Co., Inc. ........................    33,900           1,421,766
                                                                   -------------
                                                                       6,154,374
                                                                   -------------
Insurance-5.5%
ACE, Ltd. ........................................    35,900           1,562,368
American International Group, Inc. ...............   116,121           8,026,284
Arthur J. Gallagher & Co. ........................   101,300           3,656,930
XL Capital, Ltd. Cl.A (Bermuda) ..................    23,100           2,179,485
                                                                   -------------
                                                                      15,425,067
                                                                   -------------
Miscellaneous-9.7%
Ambac Financial Group, Inc. ......................    88,900           5,588,254
Citigroup, Inc. ..................................   311,230          13,476,259
MBNA Corp. .......................................   226,000           8,011,700
                                                                   -------------
                                                                      27,076,213
                                                                   -------------
                                                                      54,532,760
                                                                   -------------
Technology-19.2%
Communications Equipment-3.4%
Cisco Systems, Inc.(a) ...........................   425,350           6,231,377
Nokia Corp. (ADR) (Finland) ......................   202,700           3,295,902
                                                                   -------------
                                                                       9,527,279
                                                                   -------------
Computer Hardware/Storage-0.9%
Dell Computer Corp.(a) ...........................    93,100           2,452,254
                                                                   -------------
Computer Services-3.6%
Affiliated Computer Services, Inc. Cl.A(a) .......    93,000           5,028,510
Fiserv, Inc.(a) ..................................   111,000           4,935,060
                                                                   -------------
                                                                       9,963,570
                                                                   -------------
Computer Software-3.3%
Mercury Interactive Corp.(a) .....................    84,000           3,130,680
PeopleSoft, Inc.(a) ..............................    72,800           1,686,776
VERITAS Software Corp.(a) ........................   154,875           4,389,158
                                                                   -------------
                                                                       9,206,614
                                                                   -------------
Contract Manufacturing-3.5%
Celestica, Inc.(a) ...............................    37,300           1,033,210
Flextronics International, Ltd. (Singapore)(a) ...   364,920           5,054,142
Sanmina Corp.(a) .................................   118,000           1,227,200
Solectron Corp.(a) ...............................   342,400           2,499,520
                                                                   -------------
                                                                       9,814,072
                                                                   -------------
Internet Infrastructure-0.2%
eBay, Inc.(a) ....................................    11,100             589,410
                                                                   -------------
Semi-Conductor Capital Equipment-1.5%
Applied Materials, Inc.(a) .......................   176,000           4,280,320
                                                                   -------------


--------------------------------------------------------------------------------
                                  ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                               Shares              Value
--------------------------------------------------------------------------------

Semi-Conductor Components-1.7%
Altera Corp.(a) ..................................   136,100       $   2,798,216
Maxim Integrated Products, Inc.(a) ...............    21,800           1,085,640
Micron Technology, Inc.(a) .......................    33,000             782,100
                                                                   -------------
                                                                       4,665,956
                                                                   -------------
Miscellaneous-1.1%
Thermo Electron Corp. ............................   168,000           3,175,200
                                                                   -------------
                                                                      53,674,675
                                                                   -------------
Consumer Manufacturing-5.1%
Building & Related-4.4%
American Standard Cos., Inc.(a) ..................    89,100           6,655,770
Centex Corp. .....................................    22,500           1,266,750
D.R. Horton, Inc. ................................    90,000           2,322,000
NVR, Inc.(a) .....................................     6,000           2,218,500
                                                                   -------------
                                                                      12,463,020
                                                                   -------------
Miscellaneous-0.7%
Newell Rubbermaid, Inc. ..........................    61,200           1,921,680
                                                                   -------------
                                                                      14,384,700
                                                                   -------------
Multi-Industry Companies-4.3%
Danaher Corp. ....................................    90,700           6,492,306
Tyco International, Ltd. .........................   297,590           5,490,536
                                                                   -------------
                                                                      11,982,842
                                                                   -------------
Capital Goods-2.9%
Electrical Equipment-0.2%
L-3 Communications Holdings, Inc.(a) .............     4,700             600,566
                                                                   -------------
Engineering & Construction-2.3%
Jacobs Engineering Group, Inc.(a) ................   161,400           6,368,844
                                                                   -------------
Machinery-0.4%
ITT Industries, Inc. .............................    15,100           1,054,886
                                                                   -------------
                                                                       8,024,296
                                                                   -------------
Transportation-2.2%
Air Freight-1.3%
United Parcel Service, Inc. Cl.B .................    60,000           3,602,400
                                                                   -------------
Railroad-0.9%
Union Pacific Corp. ..............................    46,300           2,629,840
                                                                   -------------
                                                                       6,232,240
                                                                   -------------
Energy-1.8%
Oil Service-1.8%
Baker Hughes, Inc. ...............................    86,600           3,263,088
Weatherford International(a) .....................    36,600           1,825,242
                                                                   -------------
                                                                       5,088,330
                                                                   -------------
Total Common Stocks
  (cost $247,865,777) ............................                   279,581,557
                                                                   -------------


--------------------------------------------------------------------------------
10 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                   Principal
                                                      Amount
                                                       (000)               Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-0.6%
Time Deposit-0.6%
State Street Euro Dollar
  1.25%, 5/01/02
  (amortized cost $1,722,000) ....................   $ 1,722       $  1,722,000
                                                                   ------------
Total Investments-100.4%
  (cost $249,587,777) ............................                  281,303,557
Other assets less liabilities - (0.4%) ...........                   (1,112,234)
                                                                   ------------
Net Assets-100% ..................................                 $280,191,323
                                                                   ============

(a)   Non-income producing security.

      Glossary:

      ADR - American Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
                                 ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 11

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
April 30, 2002 (unaudited)

Assets
Investments in securities, at value (cost $249,587,777) ......    $ 281,303,557
Cash .........................................................               47
Collateral held for securities loaned ........................       19,924,900
Receivable for investment securities sold ....................          414,770
Dividends and interest receivable ............................            4,038
                                                                  -------------
Total assets .................................................      301,647,312
                                                                  -------------
Liabilities
Payable for collateral received on securities loaned .........       19,924,900
Payable for investment securities purchased ..................          949,290
Payable for capital stock redeemed ...........................          250,367
Advisory fee payable .........................................          150,810
Accrued expenses .............................................          180,622
                                                                  -------------
Total liabilities ............................................       21,455,989
                                                                  -------------
Net Assets ...................................................    $ 280,191,323
                                                                  =============
Composition of Net Assets
Capital stock, at par ........................................    $      44,489
Additional paid-in capital ...................................      336,075,605
Accumulated net investment loss ..............................         (520,602)
Accumulated net realized loss on investments .................      (87,123,949)
Net unrealized appreciation of investments ...................       31,715,780
                                                                  -------------
                                                                  $ 280,191,323
                                                                  =============
Calculation of Maximum Offering Price
Class I Shares
Net asset value, redemption and offering price per share
   ($280,191,323 / 44,488,608 shares of capital stock
    issued and outstanding) ..................................            $6.30
                                                                          =====

See notes to financial statements


--------------------------------------------------------------------------------
12 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                        -----------------------
                                                        STATEMENT OF OPERATIONS
                                                        -----------------------

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2002 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld
  of $7,191) ................................    $   596,921
Interest ....................................         22,780        $   619,701
                                                 -----------
Expenses
Advisory fee ................................        946,506
Administrative ..............................         70,000
Custodian ...................................         58,940
Printing ....................................         18,726
Audit and legal .............................         13,484
Transfer agency .............................         11,212
Directors' fees .............................         10,781
Registration ................................          5,000
Miscellaneous ...............................          5,654
                                                 -----------
Total expenses ..............................                         1,140,303
                                                                    -----------
Net investment loss .........................                          (520,602)
                                                                    -----------
Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized loss on investment
  transactions ..............................                       (21,661,036)
Net change in unrealized
  appreciation/depreciation
  of investments ............................                        26,551,713
                                                                    -----------
Net gain on investment transactions .........                         4,890,677
                                                                    -----------
Net Increase in Net Assets
  from Operations ...........................                       $ 4,370,075
                                                                    ===========

See notes to financial statements.


--------------------------------------------------------------------------------
                                 ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 13

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                              Six Months Ended     Year Ended
                                               April 30, 2002      October 31,
                                                (unaudited)           2001
                                              ================    =============
Increase (Decrease) in Net Assets
  from Operations
Net investment loss .........................   $   (520,602)     $    (740,145)
Net realized loss on investment
  transactions ..............................    (21,661,036)       (65,462,913)
Net change in unrealized appreciation/
  depreciation of investments ...............     26,551,713       (137,288,537)
                                                ------------      -------------

Net increase (decrease) in net assets from
 operations .................................      4,370,075       (203,491,595)
Distributions to Shareholders from:
Net realized gain on investments
  Class I ...................................             -0-       (81,321,241)
Distributions in excess of net realized
  gain on investments
  Class I ...................................             -0-          (349,282)
Capital Stock Transactions
Net increase (decrease) .....................    (20,577,789)        46,970,748
                                                ------------      -------------
Total decrease ..............................    (16,207,714)      (238,191,370)
Net Assets
Beginning of period .........................    296,399,037        534,590,407
                                                ------------      -------------
End of period ...............................   $280,191,323      $ 296,399,037
                                                ============      =============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Special Equity Institutional Fund, Inc. (the "Fund"), is one of the funds comprising the Alliance Institutional Funds, Inc. (the "Company"), which was organized as a Maryland corporation on October 3, 1997 and is registered under the Investment Company Act of 1940 as an open-ended series investment company. The Company is comprised of three other funds, Alliance Premier Growth Institutional Fund, Alliance Quasar Institutional Fund and AllianceBernstein Real Estate Investment Institutional Fund. Each fund has different investment objectives and policies. The Fund commenced operations on April 30, 1999 offering Class I and Class II shares. As of April 30, 2002, there were no Class II shares outstanding. Sales are made at the Fund's net asset value per share without a sales charge. Each class of shares has identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at


--------------------------------------------------------------------------------
                                 ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of securities, closed forward exchange currency contracts, holdings of foreign currencies, options on foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. The Fund accretes discounts and amortizes premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that Class II shares bear higher transfer agent fees. Expenses of the Company are charged to the Fund in proportion to net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are re-classified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


--------------------------------------------------------------------------------
16 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annualized rate of 1% of the first $50 million, .75 of 1% of the excess over $50 million up to $100 million and .50 of 1% of the excess over $100 million of the average daily net assets of the Fund. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Adviser provides to the Fund certain legal and accounting services. For the six months ended April 30, 2002, such fees amounted to $70,000.

The Fund compensates Alliance Global Investor Services, Inc. ("AGIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $10,178 for the six months ended April 30, 2002.

For the six months ended April 30, 2002, the Fund's expenses were reduced by $60 under an expense offset arrangement with AGIS.

Brokerage commissions paid on investment transactions for the six months ended April 30, 2002, amounted to $282,194 and none was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to Alliance Fund Distributors, Inc. (the "Distributor") at an annual rate of up to .30% of average daily net assets attributable to Class II shares. There are no distribution and servicing fees on Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class II shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $72,602,183 and $89,878,340, respectively, for the six months ended April 30, 2002. There were no purchases and sales of U.S. government and government agency obligations for the six months ended April 30, 2002.

At April 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreci-


--------------------------------------------------------------------------------
                                 ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

ation of investments was $59,345,247 and gross unrealized depreciation of investments was $27,629,467 resulting in net unrealized appreciation of $31,715,780.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc., (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities.

The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Fund. AG Edwards & Sons, Inc. will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of April 30, 2002, the Fund had loaned securities with a value of $19,553,214 and received cash collateral of $19,924,900. For the six months ended April 30, 2002, the Fund received fee income of $5,959 which is included in interest income in the accompanying statement of operations.

NOTE F

Capital Stock

There are 6,000,000,000 shares of $.001 par value capital stock authorized for the Fund. The Fund consists of two classes designated Class I and Class II, each with 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                 --------------------------------    ------------------------------------
                               Shares                              Amount
                 --------------------------------    ------------------------------------
                 Six Months Ended      Year Ended    Six Months Ended          Year Ended
                   April 30, 2002     October 31,      April 30, 2002         October 31,
                      (unaudited)            2001         (unaudited)                2001
                 ------------------------------------------------------------------------
Class I
Shares sold            1,779,763        2,949,912        $ 11,737,550      $   27,778,322
-----------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions               -0-       8,994,550                 -0-          81,670,514
-----------------------------------------------------------------------------------------
Shares redeemed       (4,873,344)      (8,131,135)       (32,315,339)         (62,478,088)
-----------------------------------------------------------------------------------------
Net increase
  (decrease)          (3,093,581)       3,813,327      $ (20,577,789)      $   46,970,748
=========================================================================================

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2002.


--------------------------------------------------------------------------------
18 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout
Each Period

                                          ----------------------------------------------------------
                                                                   Class I
                                          ----------------------------------------------------------
                                           Six Months
                                                Ended                                      April 30,
                                            April 30,        Year Ended October 31,       1999(a) to
                                                 2002  --------------------------------  October 31,
                                          (unaudited)            2001         2000              1999
                                          ----------------------------------------------------------
Net asset value, beginning of period ..... $     6.23        $  12.21     $  10.79            $10.00
                                           ---------------------------------------------------------
Income from Investment Operations
Net investment loss(b) ...................       (.01)           (.01)        (.03)             (.02)
Net realized and unrealized gain (loss)
  on investment transactions .............        .08           (4.14)        1.54               .81
                                           ---------------------------------------------------------
Net increase (decrease) in net asset
  value from operations ..................        .07           (4.15)       (1.51)              .79
                                           ---------------------------------------------------------
Less: Distributions
Distributions from net realized gain on
  investments ............................         -0-          (1.82)        (.09)               -0-
Distributions in excess of net realized
  gain on investments ....................         -0-           (.01)          -0-               -0-
                                           ---------------------------------------------------------
Total distributions ......................         -0-          (1.83)        (.09)               -0-
                                           ---------------------------------------------------------
Net asset value, end of period ........... $     6.30          $ 6.23       $12.21            $10.79
                                           =========================================================
Total Return
Total investment return based on net
  asset value(c) .........................       1.12%         (38.69)%      14.03%             7.90%

Ratio/Supplemental Data
Net assets, end of period
  (000's omitted) ........................   $280,191        $296,399     $534,590          $499,846
Ratio to average net assets of:
  Expenses, net of waivers ...............        .75%(d)         .69%         .65%              .73%(d)
  Expenses, before waivers ...............        .75%(d)         .69%         .65%              .75%(d)
  Net investment loss ....................       (.34)%(d)       (.19)        (.25)%            (.33)%(d)

Portfolio turnover rate ..................         24%             57%          78%               35%

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.


--------------------------------------------------------------------------------
                                 ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 19

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capital

Cash or goods that are used to generate income. Also, the net worth of a business (the amount by which its assets exceed its liabilities).

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.


--------------------------------------------------------------------------------
20 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $452 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 45 of the FORTUNE 100 companies and public retirement funds in 43 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 605 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/02.


--------------------------------------------------------------------------------
                                 ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 21

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
22 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Jane Mack Gould, Executive Vice President
Alfred Harrison, Executive Vice President
Bruce K. Aronow, Senior Vice President
Daniel G. Pine, Senior Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02116

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

(1) Member of the Audit Committee.


--------------------------------------------------------------------------------
                                 ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 23

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
24 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

Alliance Special Equity Institutional Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

SEIFSR0402